UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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EXXON MOBIL CORPORATION

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U.S. Sustainability Infographic: The purpose of this Sustainability infographic is to aid in concisely telling ExxonMobil’s sustainability story by illustrating several key initiatives within the five F&L and Chemicals sustainability focus areas. This infographic can be used in conversations both internally and externally with customers and suppliers. Making ExxonMobil’s campus in Houston is 40% more energy efficient than Since 1970, we’ve typical U.S. office buildings a world captured more CO 2 through Carbon Capture and Storage than any other company (e.g. nearly 7 million metric tons in 2019) Since 2000, we’ve invested more than $10B to research, develop and deploy lower-emission 12% reduction of net 35% energy solutions Building sustainability into freshwater consumption major facilities across our global 12% The Baytown Complex operations* has reduced total emissions of difference (2019 vs. 2010) by over 35% since 2005 Mitigating emissions $300M+ invested in biofuels research since 2010 A wide range of Mobil branded Our Global Lubricants Operations We have programs that help us improve solutions can help improve fuel economy, Network earned a Zero Waste to plastic waste management in our operations energy efficiency or waste reduction Landfill, silver level, validation from and our employees are driving the efforts to Underwriters Laboratories TM Employees lead site initiatives on find local solutions Each year Our Mobil EV offer can help our of lubricant operations- energy saving and waste reduction we divert more customers travel further between related waste away from (such as minimizing paper usage, than 90% or charges, reducing electricity needs landfills and redeploy it into promoting carpooling, and new, productive uses conserving electricity), and lead wildlife habitat and community education programs TM MobilServ Cylinder Condition Monitoring Innovating products with helps optimize cylinder sustainability benefits oil feed rates to reduce consumption and emissions for your fleet Converting waste Harnessing employee to value passion Our lubricants plants Our 1, 4 and 5 quart lubricant implement initiatives, such bottles in the U.S. have 25% We believe in helping to as automation of shrink wrap Post Consumer Resin (PCR), improve the communities in Extended life lubricants such as Mobil SHC™ Our EAL line delivers excellent and solvent recycling, to reduce and we’re assessing feasibility which we operate through Gear 320 WT can help minimize the need for protection for equipment operating operations-related waste to high-grade PCR use globally efforts such as United Way in environmentally sensitive areas product and packaging disposal Days of Caring © 2020 ExxonMobil. All trademarks used herein are trademarks or registered trademarks of Exxon Mobil Corporation or one of its subsidiaries. Information is current as of 01/18/2021 Exxon Mobil Corporation has numerous affiliates, with many names including ExxonMobil, Exxon, Mobil, Esso, and XTO Energy. For convenience and simplicity, those terms (and terms *ExxonMobil’s total freshwater consumption includes global use by refineries, chemical plants, such as corporation, company, our, we, and its) are sometimes used as abbreviated references to specific affiliates or affiliate groups. and oil and gas production, as well as onshore shale resource development in the United States.U.S. Sustainability Infographic: The purpose of this Sustainability infographic is to aid in concisely telling ExxonMobil’s sustainability story by illustrating several key initiatives within the five F&L and Chemicals sustainability focus areas. This infographic can be used in conversations both internally and externally with customers and suppliers. Making ExxonMobil’s campus in Houston is 40% more energy efficient than Since 1970, we’ve typical U.S. office buildings a world captured more CO 2 through Carbon Capture and Storage than any other company (e.g. nearly 7 million metric tons in 2019) Since 2000, we’ve invested more than $10B to research, develop and deploy lower-emission 12% reduction of net 35% energy solutions Building sustainability into freshwater consumption major facilities across our global 12% The Baytown Complex operations* has reduced total emissions of difference (2019 vs. 2010) by over 35% since 2005 Mitigating emissions $300M+ invested in biofuels research since 2010 A wide range of Mobil branded Our Global Lubricants Operations We have programs that help us improve solutions can help improve fuel economy, Network earned a Zero Waste to plastic waste management in our operations energy efficiency or waste reduction Landfill, silver level, validation from and our employees are driving the efforts to Underwriters Laboratories TM Employees lead site initiatives on find local solutions Each year Our Mobil EV offer can help our of lubricant operations- energy saving and waste reduction we divert more customers travel further between related waste away from (such as minimizing paper usage, than 90% or charges, reducing electricity needs landfills and redeploy it into promoting carpooling, and new, productive uses conserving electricity), and lead wildlife habitat and community education programs TM MobilServ Cylinder Condition Monitoring Innovating products with helps optimize cylinder sustainability benefits oil feed rates to reduce consumption and emissions for your fleet Converting waste Harnessing employee to value passion Our lubricants plants Our 1, 4 and 5 quart lubricant implement initiatives, such bottles in the U.S. have 25% We believe in helping to as automation of shrink wrap Post Consumer Resin (PCR), improve the communities in Extended life lubricants such as Mobil SHC™ Our EAL line delivers excellent and solvent recycling, to reduce and we’re assessing feasibility which we operate through Gear 320 WT can help minimize the need for protection for equipment operating operations-related waste to high-grade PCR use globally efforts such as United Way in environmentally sensitive areas product and packaging disposal Days of Caring © 2020 ExxonMobil. All trademarks used herein are trademarks or registered trademarks of Exxon Mobil Corporation or one of its subsidiaries. Information is current as of 01/18/2021 Exxon Mobil Corporation has numerous affiliates, with many names including ExxonMobil, Exxon, Mobil, Esso, and XTO Energy. For convenience and simplicity, those terms (and terms *ExxonMobil’s total freshwater consumption includes global use by refineries, chemical plants, such as corporation, company, our, we, and its) are sometimes used as abbreviated references to specific affiliates or affiliate groups. and oil and gas production, as well as onshore shale resource development in the United States.

Sources Converting Waste to Value • Zero Waste to Landfill Silver Validation for Global Lubricants Operations • https://www.exxonmobil.com/en/marine/technicalresource/categories/press-releases/landfill-silver-validation • 50K tons of lubricant operations-related waste away from landfills and redeploy it into new, productive uses (confirmed with K. Coppola 50K tons has ben sustained through 2019) • https://corporate.exxonmobil.com/-/media/Global/Files/sustainability-report/publication/2018-Sustainability-Report.pdf (page 15) • Our 1, 4 and 5 quart lubricant bottles in the U.S. have 25% Post Consumer Resin (PCR), and we’re assessing feasibility to high-grade PCR use globally • Sustainability Overview deck, Slide 14 Mitigating Emissions • 300M+ invested in biofuels research since 2010 • https://corporate.exxonmobil.com/research-and-innovation/research-and-development-highlights • Since 2000, we’ve invested more than $10B to research, develop and deploy lower-emission energy solutions • 2021 ExxonMobil Sustainability Report (page 10) • Since 1970, we’ve captured more CO through Carbon Capture and Storage than any other company (e.g. nearly 7 million metric tons in 2019) 2 • 2021 Energy & Carbon Summary (page 24) with “(e.g. nearly 7 million metric tons in 2019)” (page 34) Build Sustainability into Major Facilities • Baytown refinery emissions reduction • https://corporate.exxonmobil.com/en/company/worldwide-operations/locations/united-states/baytown-area-operations/safety-health-and-environment • ExxonMobil’s campus in Houston is 40% more energy efficient than typical U.S. office buildings (confirmed with Leslie Hushka this statement is applicable to US office buildings) • https://corporate.exxonmobil.com/en/company/worldwide-operations/locations/united-states/houston-campus/overview • 12% reduction of net freshwater consumption across our global operations* • 2021 ExxonMobil Sustainability Report (page 40) Innovate Products with Sustainability Benefits • Mobil EV Offer • http://www.mobilev.com • EAL Product Line • https://www.global.mobil.com/en/why-mobil/sustainability • Mobilserv • Sustainability overview deck, slide 34 • Extended life lubricants • https://www.mobil.com/industrial/~/media/files/global/us/industrial/performance-profiles/mobil-shc-gear-320-wt-performance-profile.pdf Harnessing Employee Passion • Sustainability Overview DeckSources Converting Waste to Value • Zero Waste to Landfill Silver Validation for Global Lubricants Operations • https://www.exxonmobil.com/en/marine/technicalresource/categories/press-releases/landfill-silver-validation • 50K tons of lubricant operations-related waste away from landfills and redeploy it into new, productive uses (confirmed with K. Coppola 50K tons has ben sustained through 2019) • https://corporate.exxonmobil.com/-/media/Global/Files/sustainability-report/publication/2018-Sustainability-Report.pdf (page 15) • Our 1, 4 and 5 quart lubricant bottles in the U.S. have 25% Post Consumer Resin (PCR), and we’re assessing feasibility to high-grade PCR use globally • Sustainability Overview deck, Slide 14 Mitigating Emissions • 300M+ invested in biofuels research since 2010 • https://corporate.exxonmobil.com/research-and-innovation/research-and-development-highlights • Since 2000, we’ve invested more than $10B to research, develop and deploy lower-emission energy solutions • 2021 ExxonMobil Sustainability Report (page 10) • Since 1970, we’ve captured more CO through Carbon Capture and Storage than any other company (e.g. nearly 7 million metric tons in 2019) 2 • 2021 Energy & Carbon Summary (page 24) with “(e.g. nearly 7 million metric tons in 2019)” (page 34) Build Sustainability into Major Facilities • Baytown refinery emissions reduction • https://corporate.exxonmobil.com/en/company/worldwide-operations/locations/united-states/baytown-area-operations/safety-health-and-environment • ExxonMobil’s campus in Houston is 40% more energy efficient than typical U.S. office buildings (confirmed with Leslie Hushka this statement is applicable to US office buildings) • https://corporate.exxonmobil.com/en/company/worldwide-operations/locations/united-states/houston-campus/overview • 12% reduction of net freshwater consumption across our global operations* • 2021 ExxonMobil Sustainability Report (page 40) Innovate Products with Sustainability Benefits • Mobil EV Offer • http://www.mobilev.com • EAL Product Line • https://www.global.mobil.com/en/why-mobil/sustainability • Mobilserv • Sustainability overview deck, slide 34 • Extended life lubricants • https://www.mobil.com/industrial/~/media/files/global/us/industrial/performance-profiles/mobil-shc-gear-320-wt-performance-profile.pdf Harnessing Employee Passion • Sustainability Overview Deck

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a preliminary proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Preliminary Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.